DEBT
                                                              STRATEGIES
                                                              FUND II, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              August 31, 1998

                          DEBT STRATEGIES FUND II, INC.

The Benefits and Risks of Leveraging

Debt Strategies Fund II, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                                  Debt Strategies Fund II, Inc., August 31, 1998

DEAR SHAREHOLDER

We are pleased to provide you with this first semi-annual report for Debt Strategies Fund II, Inc. The Fund's investment objective is to seek to provide current income by investing primarily in a diversified portfolio of US companies' debt instruments, including corporate loans. The securities are rated in the lower rating categories of the established rating services, Baa or lower by Moody's Investors Service, Inc. (Moody's) or BBB or lower by Standard & Poor's Rating Service (S&P), or unrated debt instruments of comparable quality. As a secondary objective, the Fund will seek capital appreciation. Up to 20% of the Fund's total assets may be invested in debt instruments which, at the time of investment, are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or payment of interest or are rated in the lowest rating categories, Ca or lower by Moody's and CC or lower by S&P, or unrated instruments of comparable quality. In addition, the Fund may invest up to 20% of its total assets in financial instruments of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational foreign currency units.

Since inception (March 27, 1998) through August 31, 1998, the total investment return on the Fund's Common Stock was -1.75%, based on a change in per share net asset value from $10.00 to $9.55, and assuming reinvestment of $0.272 per share income dividends. During the same period, the net annualized yield of the Fund's Common Stock was 8.32%. For the three-month period ended August 31, 1998, the Fund's total investment return was -2.43%, based on a change in per share net asset value from $10.07 to $9.55, and assuming reinvestment of $0.272 per share income dividends. During the same period, the net annualized yield of the Fund's Common Stock was 8.86%. At the end of the August quarter, the Fund was 8.9% leveraged as a percentage of total assets, having borrowed $59.0 million of its $100.0 million credit facility at an average rate of 6.18%. (For a complete explanation of the benefits and risks of leverage, see page 1 of this report to shareholders.)

The Environment

It has been a challenging time to invest the portfolio since its inception in March. At inception, there was excess liquidity in both the high-yield and leveraged loan markets, and investors paid a premium relative to historic valuations to acquire any debt instruments. Demand for loans increased rapidly as new investors, including hedge funds, insurance companies and collateralized loan obligation vehicles, became drawn to the attractive relative yield and low volatility of this asset class. Investors also were attracted to the high-yield market's premium absolute yields. With demand outpacing supply in both markets, yield spreads compressed markedly.

Starting in early summer, the tone and direction of the financial markets reversed course. In the past few months, the financial markets have experienced unprecedented volatility. The risk premium has increased dramatically, as evidenced by a declining equity market, widening credit spreads and a general flight to quality that drove down Treasury yields. In August, the high-yield market's return was the worst in the last 15 years.

Portfolio Strategy

The volatility in the financial markets negatively affected the Fund's performance during the five-month period ended August 31, 1998. In this environment, we continued to maintain a majority of investments in bank loans. On a relative value basis, high-yield bonds have become more attractive. However, until we see more stability in the capital markets, we expect to maintain at least a 50% weighting in floating rate secured loans.

By August 31, 1998, more than 97% of the Fund's investments in corporate loans were accruing interest at a yield spread above the London Interbank Offered Rate (LIBOR), the rate that major international banks charge each other for US dollar-denominated deposits outside of the United States. Since the average reset on the Fund's floating rate investments is 38 days, the yield on the bank loan portion of the Fund is likely to move up or down within a one-month-two-month period after any LIBOR rate changes. The LIBOR spread on each loan (which averaged 2.4% on August 31, 1998) is a contractual percentage and, unless tied to specific parameters (for example, interest coverage) of the borrower, cannot change unless the contract is amended. By the end of August, LIBOR stood at 5.5%. At August 31, 1998, floating rate securities made up 67.2% of the market value of the Fund's investments, with an additional 32.5% invested in fixed rate, high-yield bonds. Approximately $41 million remained available under the leverage facility at the close of the period.

The leveraged loan market was strong through most of the five-month period ended August 31, 1998, but weakened marginally in August. Demand for bank loans was robust, as banks and other institutional investors competed for allocations of new bank transactions. This demand continued the trend in growing liquidity and the run up in prices for par names. However, as the liquidity in the capital markets dried up with the increased volatility, bank transactions announced in August offered wider LIBOR spreads than for those transactions closing in July. This spread expansion, approximating 1%-1.5% for a typical liquid bank transaction, caused existing loans in the market and in our portfolio to reprice to the market equilibrium. Par loans on average have repriced up to two points lower, or less than 2%, demonstrating the stability of this asset class in a difficult global environment.

Leveraged loan new-issue volume increased to $140 billion during the six-month period ended June 30, 1998, a 133% increase over the comparable period in 1997. (Leveraged loans are those at a spread of at least 1.5% over LIBOR.) This is the highest total of the 1990s. At the same time, secondary trading volume of leveraged loans reached $35.6 billion in the first half of 1998, a pace that put it on track to exceed the record $62.0 billion for all of 1997.

With almost uninterrupted inflows of investor assets, yield spreads in the high-yield bond market remained at historically narrow levels through the first half of 1998. The high-yield bond market benefited from strong demand, a good economy, a record-breaking US stock market and low default rates. Beginning in early summer, the high-yield market was pressured by the disruptions in the Russian, Asian, Latin American and US equity markets. Liquidity became tight as high-yield outflows totaled $1.5 billion in August and yield spreads widened 200 basis points-250 basis points (2.00%-2.50%). As measured by the unmanaged Merrill Lynch High Yield Index, the high-yield market generated a return of -4.32% for the month of August, dragging the year-to-date total return down to 0.57%.

The high-yield market continued its record pace of new issuance through the first half of 1998, nearly equaling the total record issuance during all of 1997. Total first half issuance was $106 billion, which surpassed last year's comparable period by 83%, when $57 billion was issued. During the first half of the year, investors' appetites for risk increased, as zero coupon and prefunded cash-pay issues represented 21% of total issuance compared to 14% in 1997. Telecommunications borrowers continued to dominate the market, representing 25.5% of total issuance, or $32 billion. Although telecommunications represents a significant industry exposure for the Fund, we have gravitated to industry borrowers who are conservatively capitalized, have an existing infrastructure network and a growing subscriber base, and are mov-ing toward completing their network expansion plans.

Overall, fundamentals for both the bank loan and high-yield bond market have declined since the Fund's inception in March, but still remain positive. Although downgrades by the credit rating agencies have exceeded upgrades in the past six months, the default rate still remains below the historic average. Downgrades have also been concentrated in the commodity sectors such as energy and metals and mining, which have been impacted by weaker demand in the developing global economies and more competitive imports. Our focus will continue to be to invest in those companies that are generating improved earnings trends or whose securities we believe are undervalued.

Our industry focus has been on those companies that have leading market shares, strong management and improving cash flows. During the period, the best-performing industry sectors included cable television, advertising, publishing, and radio and television broadcasting. These industries not only had more stable cash flows than many of their cyclical counterparts, but also benefited from the substantial merger and acquisition activity in these sectors. A number of cyclical sectors underperformed the market at large. Paper and metals and mining were examples of such industry groups, resulting from the concerns over the longer-term effects of the Asian currency crisis on these industries. In certain cyclical areas we have been more willing to trade out of the unsecured bonds and into the senior secured bank debt in order to seek to limit the Fund's downside volatility. Underperforming sectors (exclusive of the commodity sectors) included telecommunications and technology. The technology group in general is suffering from oversupply and concomitant pricing pressure in such products as printed circuit boards and memory chips. Telecommunications issues underperformed primarily as a result of the large volume of zero-coupon issues that usually fall out of favor in illiquid, volatile markets.

At August 31, 1998, the Fund was fully invested but had the ability to borrow an additional $41 million on its credit line. At August 31, 1998, the Fund's average stated maturity was 7.5 years but had an expected average life of approximately 2 years-3 years as a result of the shorter average life of bank loans which are freely prepayable without call protection. At August 31, 1998, the Fund's floating rate investments were spread across 47 borrowers in 23 industries. Fixed rate investments were spread across 93 borrowers in 30 industries. (See page 19 of this report to shareholders for the Five Largest Industries and Ten Largest Holdings represented in the Fund.)

New-issue volume in both the leveraged loan and high-yield bond markets has slowed considerably. Investors are digesting the huge growth in supply in both markets and the effect on domestic liquidity from the correction in the emerging fixed-income markets. Secondary bond markets are strong for higher-quality,


                                     2 & 3

                                  Debt Strategies Fund II, Inc., August 31, 1998

large-capitalization issues, but very shallow for smaller issues and issues with any marginal credit deterioration.

Our outlook for the next six-month period is for continued volatility in the high-yield bond market and a stabilizing leveraged loan market. Continued Federal Reserve Board easing of the Federal Funds rate could be the catalyst that will bring liquidity back to the high-yield markets. Because new supply has been nonexistent, a return of confidence to the capital markets could produce an abrupt recovery in the high-yield market. The loan market, which has fared well in this correction, should continue to be less volatile than the high-yield market and benefit from a recovery in the capital markets. In the interim period before a rebound, demand is likely to remain dormant and constrain near-term supply, exacerbating the credit crunch. Borrowers who have to come to market will be forced to pay a premium spread. We will continue to be opportunistic in our high-yield bond and loan purchases, selling overvalued issues and sectors and buying undervalued ones.

We will try to divest the Fund of lower-yielding loans to take advantage of forthcoming issues priced at wider LIBOR spreads. In the meantime, we expect to maintain our defensive position in secured floating rate bank debt until we see a turnaround beginning to occur in the high-yield market or until higher-quality bonds become excessively oversold.

At August 31, 1998, we had 11% of the Fund's total assets invested in companies domiciled outside of the United States, focused primarily in Latin America, Canada and Western Europe. Approximately two-thirds of our foreign holdings, or 7% of total assets, were domiciled in emerging markets, defined as countries not included in the Group of Seven Industrialized Nations. Emerging markets were down significantly during the period ended August 31, 1998, negatively affecting the Fund's performance. At August 31, 1998, the Fund's investments in distressed securities were less than 1% of total assets. We continue to believe that this market is less attractive near term after six years of sustained economic growth and because of continued volatility in the equity markets. We expect to see more attractive opportunities during the coming months.

In Conclusion

We appreciate your investment in Debt Strategies Fund II, Inc., and we look forward to reviewing our strategy with you again in our next report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ R. Douglas Henderson

R. Douglas Henderson
Senior Vice President and
Portfolio Manager

October 12, 1998


SCHEDULE OF INVESTMENTS

                     S&P    Moody's          Face                                                                         Value
INDUSTRIES          Rating  Rating          Amount              Corporate Debt Obligations                   Cost        (Note 1b)
===================================================================================================================================
Aircraft &          BB       Ba2      US$  5,000,000  Coltec Industries Inc., 7.50% due 4/15/2008 (c)    $  4,992,546  $  4,756,250
Parts--1.1%         B-       Caa1          2,000,000  Compass Aerospace Corp., 10.125% due 4/15/2005
                                                      (c)                                                   2,000,000     1,885,000
                                                                                                         ------------  ------------
                                                                                                            6,992,546     6,641,250
===================================================================================================================================
Amusement &                                           AMF Group, Inc.**:
Recreational        NR*      NR*           4,239,594   Term A, due 3/31/2003                                4,266,091     4,230,320
Services--9.3%      NR*      NR*           2,632,947   Term B, due 3/31/2004                                2,649,403     2,627,187
                    CCC+     B3            1,000,000  Hollywood Entertainment Corp., 10.625% due
                                                      8/15/2004 (c)                                         1,041,250       982,500
                    NR*      NR*           4,987,500  Kerastotes, Term B, due 12/31/2004**                  4,980,614     4,987,500
                    B        B3            1,300,000  Loews Cineplex Entertainment Corp., 8.875% due
                                                      8/01/2008                                             1,289,452     1,228,500
                                                      Metro-Goldwyn-Mayer Co. (MGM)**:
                    NR*      NR*           7,755,000   Revolving Credit, due 9/30/2003                      7,755,000     7,561,125
                    NR*      NR*           6,000,000   Term A, due 12/31/2005                               5,941,493     5,977,500
                    NR*      NR*          14,993,750  Patriot American Hospitality, Inc., Term B, due
                                                      3/31/2003**                                          14,966,172    14,993,750
                    NR*      NR*           3,825,000  Premier Parks Inc., Term C, due 3/31/2006**           3,844,125     3,834,563
                    NR*      NR*           5,000,000  Six Flags Entertainment Corp., Term B, due
                                                      11/30/2004**                                          5,050,000     5,025,000
                    B+       Ba3           4,000,000  Speedway Motorsports Inc., 8.50% due 8/15/2007        4,155,000     4,000,000
                                                                                                         ------------  ------------
                                                                                                           55,938,600    55,447,945
===================================================================================================================================
Apparel--0.8%       BB       Ba2           5,000,000  Phillips-Van Heusen Corporation, 7.75% due
                                                      11/15/2023                                            4,556,579     4,550,000
===================================================================================================================================
Automotive          B-       B3            3,000,000  Newcor Inc., 9.875% due 3/01/2008                     3,060,000     2,775,000
Equipment--1.5%                                       Safelite Glass Corp.**:
                    NR*      NR*           2,500,000   Term B, due 12/23/2003                               2,512,500     2,503,125
                    NR*      NR*           2,500,000   Term C, due 12/23/2004                               2,512,500     2,503,125
                    B-       B2            1,000,000  Trident Automotive, 10% due 12/15/2005                1,075,000     1,040,000
                                                                                                         ------------  ------------
                                                                                                            9,160,000     8,821,250
===================================================================================================================================
Broadcast--Radio    B-       B3            1,325,000  Granite Broadcasting Corp., 8.875% due 5/15/2008      1,321,154     1,278,625
& Television--1.9%  B        B3            2,250,000  Jones International Networks Ltd., 11.75% due
                                                      7/01/2005 (c)                                         2,250,000     2,120,625
                    NR*      NR*           1,350,000  Radio Unica Corp., 11.75% due 8/01/2006 (a)(c)          865,406       783,000
                                                      Regional Independent Media Group:
                    B-       B3              850,000   10.50% due 7/01/2008 (c)                               850,000       835,125
                    B-       B3   (pound)  3,600,000   12.875% due 7/01/2008 (a)                            3,333,430     3,014,460
                    B+       Ba3      US$  2,250,000  TV Azteca, S.A. de C.V., 10.50% due 2/15/2007 (c)     2,376,562     1,777,500
                    B        B2            1,500,000  Young Broadcasting Inc., 8.75% due 6/15/2007          1,593,750     1,537,500
                                                                                                         ------------  ------------
                                                                                                           12,590,302    11,346,835
===================================================================================================================================
Building &          NR*      NR*       DM  2,500,000  Thyssen AG, Term B, due 12/02/2003**                  1,372,251     1,413,121
Construction--0.2%

===================================================================================================================================
Building            BB-      Ba3      US$  5,000,000  American Standard Inc., 7.375% due 4/15/2005          4,975,485     5,036,275
Materials--4.3%                                       Behr Process**:
                    NR*      NR*           5,628,750   Term B, due 3/31/2004                                5,663,930     5,628,750
                    NR*      NR*           3,752,500   Term C, due 3/31/2005                                3,775,953     3,757,191
                    NR*      NR*          11,246,210  Walter Industries Inc., Term B, due 10/15/2003**     11,246,210    11,189,979
                                                                                                         ------------  ------------
                                                                                                           25,661,578    25,612,195
===================================================================================================================================


                                      4 & 5

                                  Debt Strategies Fund II, Inc., August 31, 1998

                     S&P    Moody's          Face                                                                         Value
INDUSTRIES          Rating  Rating          Amount              Corporate Debt Obligations                   Cost        (Note 1b)
===================================================================================================================================
Cable TV                                              CSC Holdings Inc.:
Services--3.6%      BB+      Ba2      US$  1,025,000   7.25% due 7/15/2008                               $  1,025,000  $    967,344
                    BB+      Ba2           1,275,000   7.625% due 7/15/2018                                 1,273,741     1,173,000
                    BB+      Ba3           4,300,000  Comcast Corporation, 9.375% due 5/15/2005             4,611,750     4,429,000
                    B        B2            5,000,000  Falcon Holding Group L.P., 8.375% due 4/15/2010
                                                      (c)                                                   4,989,497     4,775,000
                    BB-      B1            2,500,000  Globo Comunicacoes e Participacoes S.A., 10.625%
                                                      due 12/05/2008 (c)                                    2,507,500     1,537,500
                    B+       B2            2,000,000  Mediacom LLC/Capital, 8.50% due 4/15/2008 (c)         2,000,000     1,900,000
                    BB+      Ba3           2,000,000  Multicanal S.A., 10.50% due 4/15/2018 (c)             2,050,000     1,360,000
                    NR*      NR*           3,881,514  NTL Group Inc., Term, due 1/31/1999**                 3,881,514     3,879,088
                    B        B3            2,000,000  Supercanal Holdings S.A., 11.50% due 5/15/2005 (c)    2,000,000     1,677,200
                                                                                                         ------------  ------------
                                                                                                           24,339,002    21,698,132
===================================================================================================================================
Chemicals--5.1%     BB       B1            4,500,000  Borden Chemicals and Plastics LP, 9.50% due
                                                      5/01/2005                                             4,736,250     4,342,500
                    NR*      NR*           6,979,000  Exide Corp., Term B, due 3/19/2005**                  7,031,343     6,987,724
                                                      Huntsman Corporation**:
                    NR*      NR*           4,950,000   Term B, due 3/15/2006                                4,992,075     4,962,375
                    NR*      NR*           5,939,394   Term C, due 3/15/2005                                5,989,879     5,954,242
                    B        B3            2,700,000  LaRoche Industries Inc., Series B, 9.50% due
                                                      9/15/2007                                             2,673,173     2,322,000
                    NR*      NR*           6,200,000  Lyondell Chemical Co., Term B, due 6/30/2005**        6,193,861     6,227,125
                                                                                                         ------------  ------------
                                                                                                           31,616,581    30,795,966
===================================================================================================================================
Computer Related                                      DecisionOne Corp.**:
Products--2.4%      NR*      NR*           9,600,000   Term A, due 8/07/2003                                9,517,471     9,384,000
                    NR*      NR*           4,962,500   Term B, due 8/07/2005                                4,932,596     4,863,250
                                                                                                         ------------  ------------
                                                                                                           14,450,067    14,247,250
===================================================================================================================================
Consumer                                              Diamond Brands Operating Inc. (c):
Products--1.8%      CCC+     B3            2,500,000   10.125% due 4/15/2008                                2,500,000     2,312,500
                    CCC+     Caa1          2,500,000   12.875% due 4/15/2009 (a)                            1,404,213     1,175,000
                                                      E & S Holdings Corp.**:
                    NR*      NR*           1,080,980   Revolving Credit, due 9/30/2003                      1,080,980     1,029,634
                    NR*      NR*             281,490   Term A, due 9/30/2003                                  270,413       266,712
                    B+       B2            1,225,000  Evenflo Company Inc., 11.75% due 8/15/2006 (c)        1,225,000     1,194,375
                    B        B3            1,325,000  Home Products International Inc., 9.625% due
                                                      5/15/2008                                             1,325,000     1,205,750
                    B+       Ba3           3,500,000  Shop-Vac Corp., 10.625% due 9/01/2003 (c)             3,865,938     3,692,500
                                                                                                         ------------  ------------
                                                                                                           11,671,544    10,876,471
===================================================================================================================================
Defense--0.7%                                         United Defense Industries, Inc.**:
                    NR*      NR*           2,079,218   Term B, due 9/30/2005                                2,084,416     2,072,720
                    NR*      NR*           2,019,533   Term C, due 9/30/2006                                2,024,582     2,015,746
                                                                                                         ------------  ------------
                                                                                                            4,108,998     4,088,466
===================================================================================================================================
Drilling--0.9%      B+       B1            5,000,000  Cliffs Drilling Company, 10.25% due 5/15/2003         5,425,000     5,300,000

===================================================================================================================================
Educational         B-       B3            1,325,000  La Petite Academy, 10% due 5/15/2008 (c)              1,325,000     1,258,750
Services--0.2%

===================================================================================================================================
Electronics/                                          Amphenol Corporation**:
Electrical          NR*      NR*           5,000,000   Term A, due 5/19/2003                                5,000,000     5,000,000
Components--3.8%    NR*      NR*          17,667,500   Term B, due 5/19/2005                               17,777,922    17,623,331
                                                                                                         ------------  ------------
                                                                                                           22,777,922    22,623,331
===================================================================================================================================
Energy--1.4%        B-       B3              550,000  Belden & Blake Energy Company, 9.875% due
                                                      6/15/2007                                               551,375       456,500
                    B+       B1            1,000,000  Chesapeake Energy Corporation, 9.625% due
                                                      5/01/2005                                             1,000,000       820,000
                    B-       B3            1,275,000  Continental Resources Inc., 10.25% due 8/01/2008
                                                      (c)                                                   1,275,000     1,134,750
                    B        B2            2,000,000  Energy Corp. of America, 9.50% due 5/15/2007          2,000,000     1,820,000
                    B-       B3            1,850,000  Gothic Production Corp., 11.125% due 5/01/2005        1,850,000     1,480,000
                    B+       B2            3,200,000  Pool Energy Services Co., 8.625% due 4/01/2008        3,216,000     2,784,000
                                                                                                         ------------  ------------
                                                                                                            9,892,375     8,495,250
===================================================================================================================================
Financial                                             Outsourcing Solutions, Inc.**:
Services--0.6%      NR*      NR*           1,118,605   Revolving Credit, due 10/15/2001                     1,118,605     1,106,020
                    NR*      NR*           2,648,498   Term A, due 10/15/2001                               2,639,443     2,631,945
                                                                                                         ------------  ------------
                                                                                                            3,758,048     3,737,965
===================================================================================================================================
Food & Kindred      NR*      NR*             665,516  Mistic Beverage, Inc., Term A, due 6/01/2003**          660,003       661,357
Products--1.5%      NR*      NR*           1,996,548  Snapple Beverage Corp., Term A, due 6/01/2003**       1,980,010     1,984,070
                                                      Specialty Foods, Inc.**:
                    NR*      NR*           3,173,516   Term, due 1/31/2000                                  3,175,499     3,173,516
                    NR*      NR*           3,165,582   Term A, due 1/31/2000                                3,165,582     3,165,582
                                                                                                         ------------  ------------
                                                                                                            8,981,094     8,984,525
===================================================================================================================================
Forest Products--   B        B3            2,000,000  Ainsworth Lumber Company, 12.50% due 7/15/2007
1.4%                                                  (b)                                                   2,075,000     2,020,000
                    B+       B3              650,000  Millar Western Forest Products Ltd., 9.875% due
                                                      5/15/2008 (c)                                           650,000       500,500
                    NR*      NR*           5,000,000  Strategic Distribution Inc., Term, due
                                                      10/27/1999**                                          4,965,095     4,962,500
                    B        B3            1,000,000  Uniforet Inc., 11.125% due 10/15/2006                   935,596       850,000
                                                                                                         ------------  ------------
                                                                                                            8,625,691     8,333,000
===================================================================================================================================
Gaming--1.2%        B-       B3            4,250,000  Ameristar Casinos Inc., 10.50% due 8/01/2004          4,574,063     4,037,500
                    B-       Caa1          3,000,000  Argosy Gaming Co., 12% due 6/01/2001
                                                      (Convertible)                                         2,972,775     2,962,500
                                                                                                         ------------  ------------
                                                                                                            7,546,838     7,000,000
===================================================================================================================================
Grocery--3.3%       BB       Ba3           4,250,000  Disco S.A., 9.875% due 5/15/2008 (c)                  4,222,545     2,762,500
                    NR*      NR*          14,942,308  Fred Meyer, Inc., Term, due 2/28/2003**              14,851,027    14,830,240
                    NR*      Ba3           2,500,000  Supermercados Norte S.A., 10.875% due
                                                      2/09/2004 (c)                                         2,571,875     1,975,000
                                                                                                         ------------  ------------
                                                                                                           21,645,447    19,567,740
===================================================================================================================================
Health Services--   B-       B3            1,500,000  Everest Healthcare Services, 9.75% due 5/01/2008
9.1%                                                  (c)                                                   1,500,000     1,436,250
                    CC       B3            2,500,000  Graham-Field Health Products, Inc., 9.75% due
                                                      8/15/2007                                             2,543,750     2,075,000
                    B-       B3            4,000,000  Hudson Respiratory Care Inc., 9.125% due
                                                      4/15/2008 (c)                                         4,000,000     3,400,000
                                                      Integrated Health Services, Inc.**:
                    NR*      NR*          10,375,000   Term B, due 9/15/2005                               10,340,249    10,368,516
                    NR*      NR*           7,500,000   Term C, due 9/15/2005                                7,528,125     7,495,313


                                      6 & 7

                                  Debt Strategies Fund II, Inc., August 31, 1998

                     S&P    Moody's          Face                                                                         Value
INDUSTRIES          Rating  Rating          Amount              Corporate Debt Obligations                   Cost        (Note 1b)
===================================================================================================================================
Health Services     NR*      NR*      US$  5,000,000  Paragon Health Network, Inc., Term B, due
(concluded)                                           3/31/2005**                                        $  5,037,500  $  4,962,500
                    B-       B3            4,000,000  Pediatric Services of America, Inc., 10% due
                                                      4/15/2008                                             4,000,000     2,000,000
                                                      Sun Health Care Group, Inc.**:
                    NR*      NR*           2,759,319   Term B, due 11/12/2004                               2,775,875     2,762,768
                    NR*      NR*           2,759,319   Term C, due 11/12/2005                               2,775,875     2,762,768
                    BB-      Ba3           2,000,000  Tenet Healthcare Corp., 8.125% due 12/01/2008 (c)     1,992,372     1,935,000
                    NR*      NR*          15,000,000  Total Renal Care Holdings, Term, due 3/31/2008**     14,981,682    15,004,687
                                                                                                         ------------  ------------
                                                                                                           57,475,428    54,202,802
===================================================================================================================================
Hotels--3.0%        BB       Ba2           3,200,000  HMH Properties Inc., 7.875% due 8/01/2008             3,179,362     3,024,000
                    NR*      NR*          15,000,000  Starwood Hotels & Resorts, 7.906% due 2/23/2003      15,007,500    15,000,000
                                                                                                         ------------  ------------
                                                                                                           18,186,862    18,024,000
===================================================================================================================================
Leasing & Rental    NR*      NR*           4,000,000  American Tower Systems Co., Term C, due
Services--2.1%                                        12/16/2006**                                          3,990,162     3,960,000
                    NR*      NR*           3,750,000  Anthony Crane Rentals, Term, due 7/22/2006**          3,745,357     3,735,936
                    NR*      NR*           3,990,000  Coinmachine Laundry Corp., Term B, due
                                                      6/30/2005**                                           4,009,950     3,994,987
                    B-       B3              900,000  Penhall Acquisition Corp., 12% due 8/01/2006 (c)        900,000       830,250
                                                                                                         ------------  ------------
                                                                                                           12,645,469    12,521,173
===================================================================================================================================
Manufacturing--     B-       B2            1,150,000  Globe Manufacturing Corp., 10% due 8/01/2008          1,150,000     1,101,125
1.3%                NR*      NR*           6,982,500  Terex Corp., Term B, due 3/06/2005**                  6,986,864     6,995,592
                                                                                                         ------------  ------------
                                                                                                            8,136,864     8,096,717
===================================================================================================================================
Metals & Mining--   BB-      Ba2           3,350,000  AK Steel Holding Corp., 10.75% due 4/01/2004          3,597,062     3,509,125
5.3%                B+       Ba3           5,000,000  Ameristeel Corp., 8.75% due 4/15/2008                 5,000,000     4,825,000
                    B        B1            1,050,000  Bayou Steel Corp., 9.50% due 5/15/2008 (c)            1,040,172       960,750
                    B        B2            1,625,000  G.S. Technologies Operating Co., 12% due
                                                      9/01/2004                                             1,780,391     1,755,000
                    B-       B2            5,000,000  Geneva Steel Company, 9.50% due 1/15/2004             4,513,868     3,750,000
                    BB       Ba2           4,000,000  Great Central Mines Ltd., 8.875% due 4/01/2008        4,000,000     3,720,000
                    NR*      NR*           4,961,539  Koppers Industries, Term B, due 11/30/2004**          4,986,346     4,955,337
                    B        Caa2          2,400,000  Lonestar Holdings Inc., 11.50% due 5/15/2005 (c)      2,400,000     2,208,000
                    B-       B3            1,975,000  Metal Management Inc., 10% due 5/15/2008 (c)          1,975,000     1,639,250
                    B        B3            5,000,000  WHX Corporation, 10.50% due 4/15/2005                 5,000,000     4,450,000
                                                                                                         ------------  ------------
                                                                                                           34,292,839    31,772,462
===================================================================================================================================
Packaging--0.6%     B-       B3            1,000,000  Indesco International Inc., 9.75% due 4/15/2008
                                                      (c)                                                   1,000,000       950,000
                    B        B3            2,750,000  Spinnaker Industries Inc., 10.75% due 10/15/2006      2,853,125     2,640,000
                                                                                                         ------------  ------------
                                                                                                            3,853,125     3,590,000
===================================================================================================================================
Paper--2.0%                                           Riverwood International, Inc.**:
                    NR*      NR*           4,260,896   Term B, due 2/28/2004                                4,287,526     4,276,874
                    NR*      NR*           1,526,042   Term C, due 8/31/2004                                1,535,580     1,531,765
                    NR*      NR*           6,200,827  Stone Container Corp., Term E, due 10/01/2003**       6,216,329     6,216,329
                                                                                                         ------------  ------------
                                                                                                           12,039,435    12,024,968
===================================================================================================================================
Printing &          NR*      NR*             750,000  Hurst Group PLC, 11.125% due 8/06/2008 (c)            1,217,635     1,067,621
Publishing--0.2%
===================================================================================================================================
Property            NR*      NR*           2,500,000  Rockefeller Center Properties Trust, 10.573%
Management--0.3%                                      due 12/31/2000 (Convertible) (a)                      1,980,801     1,962,500
===================================================================================================================================
Restaurants--0.5%   CCC+     B3            4,000,000  Planet Hollywood International, 12% due 4/01/2005     3,971,130     2,780,000
===================================================================================================================================
Retail--            NR*      NR*           5,000,000  Asbury Auto, Term B, due 3/31/2005**                  4,957,749     4,987,500
Specialty--1.2%     B        B2            2,000,000  TM Group Holdings, 11% due 5/15/2008 (c)              2,000,000     1,975,000
                                                                                                         ------------  ------------
                                                                                                            6,957,749     6,962,500
===================================================================================================================================
Shipping--0.1%      B+       B3              750,000  TBS Shipping International Ltd., 10% due
                                                      5/01/2005 (c)                                           698,565       615,000
===================================================================================================================================
Telephone           NR*      NR*           5,000,000  Comtel Brasileira Ltd., 10.75% due 9/26/2004 (c)      5,193,750     3,800,000
Communications--    NR*      NR*           4,275,000  E. Spire Communications Inc., 10.521% due
5.2%                                                  7/01/2008 (a)(c)                                      2,614,593     1,987,875
                    B        B2            4,000,000  Intermedia Communications Inc., 9.046% due
                                                      7/15/2007 (a)                                         3,061,736     2,720,000
                    B        B3            3,250,000  Level 3 Communications Inc., 9.125% due 5/01/2008     3,236,608     2,892,500
                    NR*      B3            5,000,000  NEXTLINK Communications, Inc., 9.45% due
                                                      4/15/2008 (a)                                         3,262,665     2,600,000
                    B-       B3            1,000,000  Primus Telecommunications Group Inc., 11.75% due
                                                      8/01/2004                                             1,035,000       980,000
                    B-       B3        DM  5,000,000  RSL Communications PLC, 10.039% due 3/15/2008
                                                      (a)(c)                                                1,723,182     1,276,596
                    NR*      NR*      US$  3,000,000  Splitrock Services Inc., 11.75% due 7/15/2008         3,000,000     2,820,000
                    BBB-     Ba3           1,700,000  Telefonica de Argentina S.A., 9.125% due
                                                      5/07/2008 (c)                                         1,689,668     1,249,500
                    B-       B2            3,000,000  Time-Warner Telecom LLC, 9.75% due 7/15/2008          3,000,000     2,857,500
                                                      Viatel Inc. (c):
                    NR*      Caa1          3,000,000   11.25% due 4/15/2008                                 2,999,920     3,060,000
                    NR*      Caa1      DM 10,000,000   11.50% due 4/15/2008                                 5,698,692     5,106,383
                                                                                                         ------------  ------------
                                                                                                           36,515,814    31,350,354
===================================================================================================================================
Textile Mill        B        B3       US$  3,500,000  Galey & Lord Inc., 9.125% due 3/01/2008               3,539,375     3,027,500
Products--1.8%      NR*      NR*           8,018,723  Joan Fabrics, Term A, due 6/30/2003**                 8,038,770     8,013,712
                                                                                                         ------------  ------------
                                                                                                           11,578,145    11,041,212
===================================================================================================================================
Transportation--    NR*      NR*           7,066,216  Atlas Freight, Term, due 5/29/2004**                  7,070,633     7,075,049
2.3%                BB-      NR*           1,000,000  Autopistas del Sol S.A., 10.25% due 8/01/2009 (c)       986,525       735,000
                    BB       Ba3           2,500,000  Enterprises ShipHolding Corp., 8.875% due
                                                      5/01/2008 (c)                                         2,494,351     2,206,250
                    B        NR*           5,000,000  MRS Logistica S.A., 10.625% due 8/15/2005 (c)         4,915,862     3,487,500
                                                                                                         ------------  ------------
                                                                                                           15,467,371    13,503,799
===================================================================================================================================
Utilities--1.3%     BB-      Ba3           2,500,000  Cathay International Ltd., 13% due 4/15/2008 (c)      2,525,000     1,675,000
                    BB+      Baa3          2,300,000  Empresa Electrica del Norte S.A., 7.75% due
                                                      3/15/2006 (c)                                         2,077,128     2,037,131
                    B-       Caa1          2,500,000  JTM Industries Inc., 10% due 4/15/2008 (c)            2,500,000     2,450,000
                    BB       Ba2           2,750,000  Monterrey Power S.A. de C.V., 9.625% due
                                                      11/15/2009 (c)                                        2,749,195     1,925,000
                                                                                                         ------------  ------------
                                                                                                            9,851,323     8,087,131
===================================================================================================================================
Wireless            NR*      NR*           9,428,571  American PCS, Term, due 2/07/2006**                   9,428,571     9,357,857
Communications--    B        B3            8,750,000  CTI Holdings S.A., 11.316% due 4/15/2008 (a)(c)       5,292,618     3,959,375
24.8%               NR*      NR*          15,000,000  Cellular Inc., Term A, due 9/30/2005**               14,987,883    14,953,125
                    NR*      NR*          10,000,000  Cox Communications, Inc., Term B, due
                                                      12/31/2006**                                         10,025,000     9,981,250
                    NR*      NR*          10,000,000  Metrocall Inc., Term B, due 12/31/2004**             10,000,000     9,993,750


                                     8 & 9

                                  Debt Strategies Fund II, Inc., August 31, 1998

SCHEDULE OF INVESTMENTS (concluded)

                     S&P    Moody's          Face                                                                         Value
INDUSTRIES          Rating  Rating          Amount              Corporate Debt Obligations                   Cost        (Note 1b)
===================================================================================================================================
Wireless                                              Nextel Communications, Inc.**:
Communications      NR*      NR*      US$  1,330,000   Revolving Credit, due 6/30/2003                   $  1,330,000  $  1,308,388
(concluded)         NR*      NR*           1,250,000   Term A, due 3/31/2003                                1,229,044     1,251,562
                    NR*      NR*          25,000,000   Term B, due 9/30/2006                               25,167,500    25,054,687
                    NR*      NR*          30,000,000  Nortel, Term A, due 3/31/2006**                      30,102,500    30,009,375
                                                      Omnipoint Communications Corp.**:
                    NR*      NR*           3,876,617   Term A, due 2/17/2006                                3,891,154     3,886,309
                    NR*      NR*           1,123,383   Term B, due 2/17/2006                                1,127,596     1,126,191
                    B+       B3            3,500,000  PTC International Finance B.V., 9.623% due
                                                      7/01/2007 (a)                                         2,538,179     2,292,500
                    NR*      NR*           5,220,000  Paging Network, Inc., Revolving Credit, due
                                                      12/31/2004**                                          5,220,000     5,089,500
                    B        Ba3             750,000  Price Communications Corp., 9.125% due
                                                      12/15/2006 (c)                                          750,000       701,250
                    BB+      Ba3           5,000,000  Rogers Cantel Inc., 9.375% due 6/01/2008              5,300,000     4,900,000
                                                      Sprint Spectrum L.P.**:
                    NR*      NR*          17,791,736   Term 1, due 3/31/2006                               17,862,874    17,813,976
                    NR*      NR*           2,819,465   Term 2, due 6/29/2001                                2,832,152     2,822,989
                    NR*      NR*           1,210,241   Term 3, due 3/31/2006                                1,215,687     1,211,754
                    NR*      NR*              78,558   Term 4, due 3/31/2006                                   78,911        78,656
                    CCC+     Caa1          4,250,000  Telesystems International Wireless, Inc.,
                                                      10.052% due 11/01/2007 (a)                            2,870,600     2,337,500
                                                                                                         ------------  ------------
                                                                                                          151,250,269   148,129,994
===================================================================================================================================
                                                      Total Investments in Corporate Debt Obligations--
                                                      108.1%                                              678,554,287   646,571,675
===================================================================================================================================
                                              Shares
                                               Held          Convertible Preferred Stock
===================================================================================================================================
Telephone                                      1,449  Viatel Inc. (b)                                         144,980        79,695
Communications--
0.0%
===================================================================================================================================
                                                      Total Investments in Convertible Preferred
                                                      Stock--0.0%                                             144,980        79,695
===================================================================================================================================
                                               Face
                                              Amount            Short-Term Securities
===================================================================================================================================
Commercial                            US$    767,000  Bombardier Capital Inc., 6.10% due 9/01/1998            767,000       767,000
Paper***--0.1%
===================================================================================================================================
                                                      Total Investments in Short-Term Securities--0.1%        767,000       767,000
===================================================================================================================================
                                                      Total Investments--108.2%                          $679,466,267   647,418,370
                                                                                                         ============
                                                      Unrealized Depreciation on Forward Foreign
                                                      Exchange Contracts--Net****--0.0%                                     (55,352)
                                                      Liabilities in Excess of Other Assets--(8.2%)                     (49,255,441)
                                                                                                                       ------------
                                                      Net Assets--100.0%                                               $598,107,577
                                                                                                                       ============
===================================================================================================================================

      (a)   Represents a zero coupon bond or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
      (b)   Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
      (c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
      *     Not Rated.
      ** Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. Corporate loans represent 71.4% of the Fund's net assets.
      *** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
      **** Forward foreign exchange contracts as of August 31, 1998 were as follows:
--------------------------------------------------------------------------------
                                                                   Unrealized
Foreign                              Expiration                   Depreciation
Currency Sold                           Date                     (Notes 1b & 1c)
--------------------------------------------------------------------------------
(pound) 742,000                     September 1998                  $(29,784)
(pound) 695,175                      November 1998                  $(25,568)
--------------------------------------------------------------------------------
Total Unrealized Depreciation on Forward Foreign
Exchange Contracts--Net
(US$ Commitment--$2,344,427)                                        $(55,352)
                                                                    ========
--------------------------------------------------------------------------------

            See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                         As of August 31, 1998
==============================================================================================================================
Assets:                  Investments, at value (identified cost--$679,466,267) (Note 1b) ...........              $647,418,370
                         Foreign cash (Note 1d) ....................................................                    17,730
                         Receivables:
                           Interest ................................................................ $ 8,925,454
                           Securities sold .........................................................   4,052,186    12,977,640
                                                                                                     -----------
                         Deferred facility fees ....................................................                    20,197
                         Deferred organization expenses (Note 1g) ..................................                    54,933
                         Prepaid expenses and other assets .........................................                   168,969
                                                                                                                  ------------
                         Total assets ..............................................................               660,657,839
                                                                                                                  ------------
==============================================================================================================================
Liabilities:             Loans (Note 6) ............................................................                59,000,000
                         Unrealized depreciation on forward foreign exchange contracts (Note 1c) ...                    55,352
                         Payables:
                           Dividends to shareholders (Note 1h) .....................................   1,545,703
                           Custodian bank (Note 1i) ................................................   1,282,325
                           Interest on loans (Note 6) ..............................................     354,287
                           Investment adviser (Note 2) .............................................     160,035
                           Commitment fees .........................................................       8,637     3,350,987
                                                                                                     -----------
                         Accrued expenses and other liabilities ....................................                   143,923
                                                                                                                  ------------
                         Total liabilities .........................................................                62,550,262
                                                                                                                  ------------
==============================================================================================================================
Net Assets:              Net assets ................................................................              $598,107,577
                                                                                                                  ============
==============================================================================================================================
Capital:                 Common Stock, $.10 par value, 200,000,000 shares authorized ...............               $ 6,261,000
                         Paid-in capital in excess of par ..........................................               619,216,933
                         Undistributed investment income--net ......................................                 4,523,053
                         Undistributed realized capital gains on investments and foreign currency
                         transactions--net .........................................................                   281,897
                         Unrealized depreciation on investments and foreign currency
                         transactions--net .........................................................               (32,175,306)
                                                                                                                  ------------
                         Net Assets--Equivalent to $9.55 per share based on 62,610,000 shares of
                         capital stock outstanding (market price--$8.375) ..........................              $598,107,577
                                                                                                                  ============
==============================================================================================================================

            See Notes to Financial Statements.


                                    10 & 11

                                  Debt Strategies Fund II, Inc., August 31, 1998

STATEMENT OF OPERATIONS

                         For the Period March 27, 1998+ to August 31, 1998
==============================================================================================================================
Investment Income        Interest and discount earned ..............................................              $ 22,502,225
(Note 1f):               Facility and other fees ...................................................                   200,476
                                                                                                                  ------------
                         Total income ..............................................................                22,702,701
                                                                                                                  ------------
==============================================================================================================================
Expenses:                Investment advisory fees (Note 2) ......................................... $ 1,630,253
                         Loan interest expense (Note 6) ............................................     354,287
                         Borrowing costs (Note 6) ..................................................      99,030
                         Professional fees .........................................................      49,007
                         Listing fees ..............................................................      28,183
                         Accounting services (Note 2) ..............................................      26,070
                         Directors' fees and expenses ..............................................      19,774
                         Custodian fees ............................................................      18,047
                         Transfer agent fees (Note 2) ..............................................      17,314
                         Printing and shareholder reports ..........................................      11,663
                         Commitment fees ...........................................................       8,636
                         Pricing services ..........................................................       2,797
                         Amortization of organization expenses (Note 1g) ...........................       2,044
                         Other .....................................................................       7,255
                                                                                                     -----------
                         Total expenses before reimbursement .......................................   2,274,360
                         Reimbursement of expenses (Note 2) ........................................  (1,100,652)
                                                                                                     -----------
                         Expenses after reimbursement ..............................................                 1,173,708
                                                                                                                  ------------
                         Investment income--net ....................................................                21,528,993
                                                                                                                  ------------
==============================================================================================================================
Realized &               Realized gain from:
Unrealized Gain (Loss)     Investments--net ........................................................     248,694
On Investments &           Foreign currency transactions--net ......................................      33,203       281,897
Foreign Currency                                                                                     -----------
Transactions--Net        Unrealized depreciation on:
(Notes 1c, 1d, 1f & 3):    Investments--net ........................................................ (32,047,897)
                           Foreign currency transactions--net ......................................    (127,409)  (32,175,306)
                                                                                                     -----------  ------------
                         Net Decrease in Net Assets Resulting from Operations ......................              $(10,364,416)
                                                                                                                  ============
==============================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                For the Period
                                                                                                            March 27, 1998+ to
                         Increase (Decrease) in Net Assets:                                                    August 31, 1998
==============================================================================================================================
Operations:              Investment income--net .............................................................     $ 21,528,993
                         Realized gain on investments and foreign currency transactions--net ................          281,897
                         Unrealized depreciation on investments and foreign currency transactions--net ......      (32,175,306)
                                                                                                                  ------------
                         Net decrease in net assets resulting from operations ...............................      (10,364,416)
                                                                                                                  ------------
==============================================================================================================================
Dividends to             Investment income--net .............................................................      (17,005,940)
Shareholders                                                                                                      ------------
(Note 1h):               Net decrease in net assets resulting from dividends to shareholders ................      (17,005,940)
                                                                                                                  ------------

==============================================================================================================================
Capital Share            Proceeds from issuance of Common Stock .............................................      626,000,000
Transactions             Offering costs resulting from the issuance of Common Stock .........................         (622,067)
(Notes 1g & 4):                                                                                                   ------------
                         Net increase in net assets resulting from capital share transactions ...............      625,377,933
                                                                                                                  ------------
==============================================================================================================================
Net Assets:              Total increase in net assets .......................................................      598,007,577
                         Beginning of period ................................................................          100,000
                                                                                                                  ------------
                         End of period* .....................................................................     $598,107,577
                                                                                                                  ============
==============================================================================================================================
                       * Undistributed investment income--net ...............................................     $  4,523,053
                                                                                                                  ============
==============================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.


                                    12 & 13

                                  Debt Strategies Fund II, Inc., August 31, 1998

STATEMENT OF CASH FLOWS

                                                                                                                For the Period
                                                                                                            March 27, 1998+ to
                                                                                                               August 31, 1998
==============================================================================================================================
Cash Provided by         Net decrease in net assets resulting from operations .................................. $ (10,364,416)
Operating Activities:    Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                           Increase in receivables .............................................................    (8,925,454)
                           Increase in other assets ............................................................      (244,099)
                           Increase in other liabilities .......................................................     1,949,207
                           Realized and unrealized loss on investments and foreign currency transactions--net ..    31,893,409
                           Amortization of discount ............................................................    (3,730,981)
                                                                                                                 -------------
                         Net cash provided by operating activities .............................................    10,577,666
                                                                                                                 -------------
==============================================================================================================================
Cash Used for            Proceeds from sales of long-term investments ..........................................   178,558,201
Investing Activities:    Purchases of long-term investments ....................................................  (860,108,959)
                         Purchases of short-term investments ................................................... 2,224,657,138)
                         Proceeds from sales and maturities of short-term investments .......................... 2,226,630,264
                                                                                                                 -------------
                         Net cash used for investing activities ................................................  (679,577,632)
                                                                                                                 -------------
==============================================================================================================================
Cash Provided by         Cash receipts on capital shares sold ..................................................   626,000,000
Financing Activities:    Cash payments resulting from the issuance of shares ...................................      (622,067)
                         Cash receipts from borrowings .........................................................    67,000,000
                         Cash payments on borrowings ...........................................................    (8,000,000)
                         Dividends paid to shareholders ........................................................   (15,460,237)
                                                                                                                 -------------
                         Net cash provided by financing activities .............................................   668,917,696
                                                                                                                 -------------
==============================================================================================================================
Cash:                    Net decrease in cash ..................................................................       (82,270)
                         Cash at beginning of period ...........................................................       100,000
                                                                                                                 -------------
                         Cash at end of period ................................................................. $      17,730
                                                                                                                 =============
==============================================================================================================================
Cash Flow                Cash paid for interest ................................................................ $           0
Information:                                                                                                     =============
==============================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                         The following per share data and ratios have been derived
                         from information provided in the financial statements.                                 For the Period
                                                                                                            March 27, 1998+ to
                         Increase (Decrease) in Net Asset Value:                                               August 31, 1998
==============================================================================================================================
Per Share                Net asset value, beginning of period .................................................. $       10.00
Operating                                                                                                        -------------
Performance:             Investment income--net ................................................................           .34
                         Realized and unrealized loss on investments and foreign currency transactions--net ....          (.51)
                                                                                                                 -------------
                         Total from investment operations ......................................................          (.17)
                                                                                                                 -------------
                         Less dividends from investment income--net ............................................          (.27)
                                                                                                                 -------------
                         Capital charge resulting from the issuance of Common Stock ............................          (.01)
                                                                                                                 -------------
                         Net asset value, end of period ........................................................ $        9.55
                                                                                                                 =============
                         Market price per share, end of period ................................................. $       8.375
                                                                                                                 =============
==============================================================================================================================
Total Investment         Based on market price per share .......................................................        (13.83%)++
Return**:                                                                                                        =============
                         Based on net asset value per share ....................................................         (1.75%)++
                                                                                                                 =============
==============================================================================================================================
Ratios to Average        Expenses, net of reimbursement and excluding interest expense .........................           .31%*
Net Assets:                                                                                                      =============
                         Expenses, net of reimbursement ........................................................           .44%*
                                                                                                                 =============
                         Expenses ..............................................................................           .85%*
                                                                                                                 =============
                         Investment income--net ................................................................          8.06%*
                                                                                                                 =============
==============================================================================================================================
Leverage:                Amount of borrowings, end of period (in thousands) .................................... $      59,000
                                                                                                                 =============
                         Average amount of borrowings outstanding during the period (in thousands) ............. $      13,241
                                                                                                                 =============
                         Average amount of borrowings outstanding per share during the period .................. $        2.20
                                                                                                                 =============
==============================================================================================================================
Supplemental             Net assets, end of period (in thousands) .............................................. $     598,108
Data:                                                                                                            =============
                         Portfolio turnover ....................................................................         34.13%
                                                                                                                 =============
==============================================================================================================================

      +     Commencement of operations.
      ++    Aggregate total investment return.
      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

            See Notes to Financial Statements.


                                    14 & 15

                                  Debt Strategies Fund II, Inc., August 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Debt Strategies Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. Prior to commencement of operations on March 27, 1998, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 shares of Common Stock to Fund Asset Management, L.P. ("FAM") for $100,000 on March 20, 1998. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DSU.

(a) Corporate debt obligations--The Fund invests principally in debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, corporate loans will be valued at the average of the mean between the bid and asked quotes received by one or more brokers, if available.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determines prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

o Options--The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(g) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(h) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from an unprojected payment of net investment income dividends.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services the Fund pays a monthly fee at an annual rate of 0.60% of the Fund's


                                    16 & 17

                                  Debt Strategies Fund II, Inc., August 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. For the period March 27, 1998 to August 31, 1998, FAM earned fees of $1,630,253, of which $1,053,859 was voluntarily waived. In addition, FAM also reimbursed the Fund for additional expenses of $46,793.

For the period March 27, 1998 to August 31, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), $21 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period March 27, 1998 to August 31, 1998 were $860,108,959 and $182,610,387, respectively.

Net realized gains (losses) for the period March 27, 1998 to August 31, 1998 and net unrealized losses as of August 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                  Realized         Unrealized
                                                Gains (Losses)       Losses
--------------------------------------------------------------------------------
Long-term investments $ ....................         247,862      $(32,047,897)
Short-term investments .....................             832                --
Forward foreign exchange contracts .........         (18,644)          (55,352)
Foreign currency transactions ..............          51,847           (72,057)
                                                ------------      ------------
Total ......................................    $    281,897      $(32,175,306)
                                                ============      ============
--------------------------------------------------------------------------------

As of August 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $32,047,897, of which $358,996 related to appreciated securities and $32,406,893 related to depreciated securities. The aggregate cost of investments at August 31, 1998 for Federal income tax purposes was $679,466,267.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the period March 27, 1998 to August 31, 1998 increased by 62,600,000 from shares sold.

5. Unfunded Loan Interests:

As of August 31, 1998, the Fund had unfunded loan commitments of $19,869,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                    Unfunded
                                                                   Commitment
 Borrower                                                        (in thousands)
--------------------------------------------------------------------------------
E & S Holdings Corp. ........................................      $     1,721
Metro Goldwyn Mayer Co. (MGM) ...............................            1,245
Mistic Beverage, Inc. .......................................              142
NTL Group Inc. ..............................................            2,823
Nextel Communications, Inc. .................................            1,185
Outsourcing Solutions, Inc. .................................            2,223
PageNet .....................................................            4,750
Snapple Beverage Corp. ......................................            2,127
Specialty Foods, Inc. .......................................            3,653
--------------------------------------------------------------------------------

6. Short-Term Borrowings:

On July 15, 1998, the Fund entered into a one-year credit agreement with The Bank of New York, Harris Trust and Savings Bank and certain other institutions party thereto. The agreement is a $100,000,000 credit facility bearing interest at the Prime Rate, the Federal Funds rate plus 0.48% and/or LIBOR plus 0.48%. On September 10, 1998, the amount of the credit facility was increased to $300,000,000. For the period March 27, 1998 to August 31, 1998, the average amount borrowed was approximately $13,241,000 and the daily weighted average interest rate was 6.18%. For the period March 27, 1998 to August 31, 1998, facility and commitment fees aggregated approximately $99,000.

7. Commitments:

At August 31, 1998, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell various foreign currencies with an approximate value of $3,719,000.

8. Subsequent Event:

On September 8, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.072241 per share, payable on September 30, 1998 to shareholders of record as of September 22, 1998.

PORTFOLIO INFORMATION

As of August 31, 1998

                                                                     Percent of
Quality Ratings                                                       Long-Term
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
BBB/Baa .......................................................          0.5%
BB/Ba .........................................................         10.9
B/B ...........................................................         18.9
CCC/Caa .......................................................          1.8
NR (Not Rated) ................................................         67.9
--------------------------------------------------------------------------------
* In cases when bonds are rated differently by Standard & Poor's Corporation and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

--------------------------------------------------------------------------------
                                                                     Percent of
Five Largest Industries                                             Total Assets
--------------------------------------------------------------------------------
Wireless Communications .......................................         22.4%
Amusement & Recreational Services .............................          8.4
Health Services ...............................................          8.2
Metals & Mining ...............................................          4.8
Telephone Communications ......................................          4.7
--------------------------------------------------------------------------------

                                                                     Percent of
Ten Largest Holdings                                                Total Assets
--------------------------------------------------------------------------------
Nortel ........................................................          4.5%
Nextel Communications, Inc. ...................................          4.2
Amphenol Corporation ..........................................          3.4
Sprint Spectrum L.P. ..........................................          3.3
Integrated Health Services, Inc. ..............................          2.7
Total Renal Care Holdings .....................................          2.3
Starwood Hotels & Resorts .....................................          2.3
Cellular Inc. .................................................          2.3
Fred Meyer, Inc. ..............................................          2.2
Huntsman Corporation ..........................................          1.7
--------------------------------------------------------------------------------


                                    18 & 19

Officers and Directors

Arthur Zeikel, President and Director
Ronald Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
R. Douglas Henderson, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian and Transfer Agent

The Bank of New York
110 Washington Street
New York, NY 10286

NYSE Symbol

DSU

This report, including the financial information herein, is transmitted to the shareholders of Debt Strategies Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Debt Strategies
Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #DEBTII--8/98

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